Meeting Information See the reverse side of this notice to obtain proxy materials and voting instructions. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. M79607-TB D QUALCOMM INCORPORATED 5775 MOREHOUSE DRIVE N-520I SAN DIEGO, CA 92121 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on March 9, 2015. QUALCOMM INCORPORATED Meeting Type: Annual Meeting For holders as of: January 12, 2015 Date: March 9, 2015 Time: 2:00 p.m., Pacific Time Location: Irwin M. Jacobs Qualcomm Hall 5775 Morehouse Drive San Diego, CA 92121

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before TBD to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. SCAN TO VIEW MATERIALS & VOTEw XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX M79608-TB D

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. To elect 15 directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified.

   Nominees:

   1a. Barbara T. Alexander

   1b. Donald G. Cruickshank

   1c. Raymond V. Dittamore

   1d. Susan Hockfield

   1e. Thomas W. Horton

   1f. Paul E. Jacobs

   1g. Sherry Lansing

   1h. Harish Manwani

   1i. Steven M. Mollenkopf

   1j. Duane A. Nelles

   1k. Clark T. Randt, Jr.

   1l. Francisco Ros

   1m. Jonathan J. Rubinstein

   1n. Brent Scowcroft

   1o. Marc I. Stern

2. To ratify the selection of PricewaterhouseCoopers LLP as our independent public accountants for our fiscal year ending September 27, 2015.

3. To approve an amendment to the 2001 Employee Stock Purchase Plan to increase the share reserve by 25,000,000 shares.

4. To hold an advisory vote to approve our executive compensation.

5. To transact such other business as may properly come before stockholders at the Annual Meeting or any adjournment or postponement thereof.

M79609-TBD

M79610-TB D